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                                                                   EXHIBIT 10.21

                         SPRUNG INSTANT STRUCTURES, INC.
            [LOGO] Manufacturers of Engineered Relocatable Structures
                                 www.sprung.com


                                AMENDMENT #1 TO
                       LEASE AGREEMENT DATED MAY 30, 2002

DATED:         FEBRUARY 26, 2004

BETWEEN:       DRY CREEK RANCHERIA
               BAND OF POMO INDIANS
               498B Moore Lane
               Healdsburg, California 95448
                                                                  (Lessee)
               and

               SPRUNG INSTANT STRUCTURES, INC.
                                                                  (Lessor)
SITE LOCATION: Dry Creek Rancheria, Alexander Valley, California

AMENDMENT:     It is hereby agreed that the LEASE AGREEMENT dated May 30,
               2002 is extended for an additional twelve months firm, for the period July 28, 2004 through August 17, 2005, with
               Lessee's monthly payments of $42,623.00 to be paid monthly in advance.

COUNTERPARTS:  This Agreement may be executed by the parties in separate counterparts via facsimile, each of which shall be deemed an original and both of which together shall be deemed to be one and the same instrument.

EXISTING
AGREEMENTS:    All other terms of the LEASE AGREEMENT dated May 30, 2002
               remain the same.

ACCEPTED BY:   DRY CREEK RANCHERIA                SPRUNG INSTANT STRUCTURES INC.
               BAND OF POMO INDIANS

               Per: /s/ Elizabeth Elgin DeRouen   Per: /s/ [illegible]
                   ----------------------------        -----------------------

               Print Name: Elizabeth Elgin DeRouen
                          ------------------------

               Title: Chairperson                 Per:         [illegible]
                      --------------------              ------------------------

               Dated:   03/18/2004                Dated:        03/29/04
                      --------------------              ------------------------



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